UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

Check the appropriate box:

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AGBA GROUP HOLDING LIMITED

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

AGBA GROUP HOLDING LIMITED

AGBA Tower

68 Johnston Road

Wanchai, Hong Kong SAR

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 28, 2023

Dear Shareholder:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders of AGBA Group Holding Limited, or the Annual Meeting.

The Annual Meeting will be held:

At:	1/F, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong
On:	December 28, 2023
Time:	10 a.m. local time

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, will be first mailed to our shareholders on or about December 5, 2023.

The Annual Meeting is being held for the following purposes:

•        to elect five directors to the Board of Directors to hold office until the 2024 annual meeting of stockholders;

•        to ratify the appointment of WWC, P.C. (“WWC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

•        to approve an amendment to our Fifth Amended and Restated Memorandum and Articles of Association to increase the number of ordinary shares authorized for issuance thereunder from 200,000,000 to 1,000,000,000 (the “Authorized Share Increase”); and,

•        to consider any other business that may properly come before the meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1), “FOR” the ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), and “FOR” the approval of the Authorized Share Increase (Proposal 3).

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, will be first mailed to our shareholders of record on our books at the close of business on November 22, 2023, the record date for the 2023 Annual Meeting on or about December 5, 2023. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in AGBA Group Holding Limited. We look forward to seeing you at the Annual Meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy:

Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Whether or not you plan to attend the 2023 Annual Meeting in person, we urge you to take the time to vote your shares.

By Order of the Board of Directors,
/s/ Robert E. Diamond, Jr.
Robert E. Diamond, Jr.
Chairman of the Board
Hong Kong
December 1, 2023

AGBA GROUP HOLDING LIMITED

AGBA Tower

68 Johnston Road
Wanchai, Hong Kong SAR

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 28, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2023 ANNUAL MEETING TO BE HELD ON DECEMBER 28, 2023

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 will be mail on or about December 5, 2023.

The board of directors (“Board” or “Board of Directors”) of AGBA Group Holding Limited (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2023 annual meeting of shareholders (the “2023 Annual Meeting”). The 2023 Annual Meeting will be held on December 28, 2023 at 10:00 a.m. local time, at 1/F, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong.

i

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the 2023 Annual Meeting:

Q:     Why are we holding the 2023 Annual Meeting?

A:     As a matter of good corporate practice, and in compliance with applicable corporate law and the Nasdaq Stock Market Rules, we hold a meeting of shareholders annually. This year’s meeting will be held on December 28, 2023. There will be at least three items of business that must be voted on by our shareholders at the 2023 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2023 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Q:     Who is entitled to vote?

A:     Only shareholders of record as of the close of business on November 22, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the 2023 Annual Meeting. A list of shareholders eligible to vote at the 2023 Annual Meeting is available for inspection at the 2023 Annual Meeting.

Q:     What may I vote on?

A:     You may vote on the following matters:

1.      the election of members of the Board to serve for a one-year term to expire at the 2023 annual meeting of shareholders;

2.      to ratify the appointment of WWC, P.C. (“WWC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3.      to approve an amendment to our Fifth Amended and Restated Memorandum and Articles of Association to increase the number of ordinary shares authorized for issuance thereunder from 200,000,000 to 1,000,000,000 (the “Authorized Share Increase”); and

4.      any other business that may properly come before the 2023 Annual Meeting and any adjournment or postponement thereof.

Q:     Will any other business be presented for action by shareholders at the 2023 Annual Meeting?

A:     The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board recommends a vote “FOR” the director nominees (Proposal 1), “FOR” the ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), and “FOR” the approval of the Authorized Share Increase (Proposal 3).

Q:     How do I vote my shares?

A:     If you own your shares directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by mail, over the Internet, over the phone or you can vote at the 2023 Annual Meeting if you virtually attend the meeting.

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR” the director nominees, “FOR” the ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “FOR” the approval of the Authorized Share Increase, and, in his discretion, on any other matter that properly comes before the 2023 Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the internet, please go to the website listed on your proxy card or voting instruction form. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on December 26, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, please use the phone number listed on your proxy card or voting instruction form.

If you wish to vote in person at the Annual Meeting, you will be given a ballot when you arrive.

If you hold your shares through a broker, bank or other nominee:    If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2023 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares in person the 2023 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Ng Wing Fai, our Chief Executive Officer, and Shu Pei Huang, Desmond, our Acting Group Chief Financial Officer. They may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2023 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your ordinary shares may be voted.

Q:     How Will my Shares be Voted if I Give No Specific Instruction?

A:     We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      “FOR” the election of each of the five (5) members to our Board of Directors; and

2.      “FOR” the ratification of the appointment of WWC as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

3.      “FOR” the approval of the Authorized Share Increase.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

Q:     What if I want to change my vote or revoke my proxy?

A:     If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the 2023 Annual Meeting. To do so, you must do one of the following:

1.      Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on December 26, 2023.

2.      Sign a new proxy and submit it by mail to the transfer agent, bank, brokerage firm, or other nominee who must receive the proxy card no later than December 26, 2023. Only your latest dated proxy will be counted.

3.      Attend the 2023 Annual Meeting and vote at the meeting. Attending the 2023 Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

4.      Give Advantage Proxy, our proxy solicitor, written notice before or at the 2023 Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the 2023 Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:     What is a quorum?

A:     Two (2) shareholders entitled to vote and present in person (or in the case of a shareholder being a corporation by its duly authorized representative) or by proxy shall form a quorum outstanding. A quorum is necessary in order to conduct the 2023 Annual Meeting. If you choose to have your shares represented by proxy at the 2023 Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the 2023 Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the 2023 Annual Meeting until a quorum is present.

Q:     What is a Broker Non-Vote?

A:     If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Q:     What vote is required to approve each matter and how are votes counted?

A:     The table below summarizes the proposals that will be voted on, the vote required to approve each item:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors

The majority of the votes cast. This means the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) for the nominee at the 2023 Annual Meeting will be elected as a director.

“FOR” “AGAINST” “ABSTAIN”
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2023 Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”
Proposal No. 3: Approval of the Authorized Share Increase

The affirmative vote of the holders of a seventy five percent majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2023 Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”

Q:     Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:     Members of the Board have an interest in Proposal 1, the election to the Board of the five director nominees set forth herein. Members of the Board and officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm, or Proposal 3, approval of the Authorized Share Increase.

Q:     How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 1.25% of our outstanding ordinary shares and are expected to vote in favor of the election of the five director nominees set forth in this proxy statement, and in favor of the ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q:     Who will count the votes?

A:     A representative of Advantage Proxy, will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the 2023 Annual Meeting.

Q:     Who can attend the 2023 Annual Meeting?

A:     All shareholders are invited to attend the 2023 Annual Meeting.

Q:     Are there any expenses associated with collecting the shareholder votes?

A:     All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Advantage Proxy as our project manager in connection with the Annual Meeting. If you have any questions or require any assistance with completing your proxy, please contact Advantage Proxy by telephone toll-free 1-(877) 870-8565 or (206) 870-8565, or by email at ksmith@advantageproxy.com.

Q:     Where can you find the voting results?

A:     Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the 2023 Annual Meeting.

Q:     Who is our Independent Registered Public Accounting Firm, and will they be represented at the 2023 Annual Meeting?

A:     On December 6, 2022, the Board of Directors approved the dismissal of Marcum LLP (“Marcum”) as our independent registered public accounting firm effective December 6, 2022. On the same date, as recommended by the Audit Committee, the Board appointed WWC as our independent registered public accounting firm. We do not expect that representative of WWC will be present at the 2023 Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently consists of five directors. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

Robert E. Diamond, Jr., Ng Wing Fai, Brian Chan, Thomas Ng and Felix Yun Pun Wong have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2023 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2024 annual meeting of shareholders and until his successor is duly elected and qualified.

A majority of the votes cast at the 2023 Annual Meeting is required to elect a nominee as a director. With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Any nominee receiving a simple majority of votes FOR at the 2023 Annual Meeting will be elected. If you ABSTAIN, your shares will be counted as present and entitled to vote for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Therefore, if your shares are held by your brokerage firm, bank or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, your brokerage firm, bank or other nominee cannot vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms, or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any nominee. As a result, such “broker non-votes” or voting to ABSTAIN will have no effect on the voting on Proposal 1.

If no contrary indication is made, proxies will be voted “FOR” Robert E. Diamond, Jr., Ng Wing Fai, Brian Chan, Thomas Ng and Felix Yun Pun Wong or, in the event that any such individual is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2023 Annual Meeting.

Nominees for Election to the Board

Nominee	Age	Position(s)
Robert E. Diamond, Jr.	72	Director and Chairman of the Board
Ng Wing Fai	56	Group Chief Executive Officer, and Executive Director
Brian Chan	56	Director
Thomas Ng	68	Director
Felix Yun Pun Wong	58	Director

Nominees for Election to the Board for a Term Expiring at the 2024 Annual Meeting of Shareholders

Mr. Robert E. Diamond, Jr. Mr. Diamond has served as Chairman of the Board of AGBA since September 2023. He is Founding Partner and Chief Executive Officer of Atlas Merchant Capital and has been since its inception in 2013. Until 2012, Mr. Diamond was Chief Executive of Barclays, having previously held the position of President of Barclays and was responsible for Barclays Capital and Barclays Global Investors (“BGI”). He became an executive director of Barclays in 2005 and was a member of the Barclays Executive Committee. Prior to Barclays, Mr. Diamond held senior executive positions at Credit Suisse First Boston and Morgan Stanley in the United States, Europe and Asia. Mr. Diamond worked at Credit Suisse First Boston from 1992 to 1996, where his roles included Vice Chairman and Head of Global Fixed Income and Foreign Exchange in New York, as well as Chairman, President and CEO of Credit Suisse First Boston Pacific. Mr. Diamond worked at Morgan Stanley from 1979 to 1992, including as the Head of European and Asian Fixed Income Trading.

Mr. Ng Wing Fai Mr. Ng has served as Group Chief Executive Officer, the Chairman of the board of AGBA and as an executive director of the board of AGBA, since November 2022. Prior to joining AGBA, Mr. Ng was the Managing Partner and Founding Partner of Primus Pacific Partners, an Asian private equity fund with a focus on financial services. He was also previously the Managing Director of Fubon Financial Holding, the largest financial conglomerate in Taiwan, where he oversaw its overall strategy, capital markets, merger and acquisition activities and major change programs. He has previously served as the Managing Director and Head of the Asia-Pacific Financial Institutions Group at Salomon Smith Barney. Mr. Ng graduated from the University of Cambridge and obtained a master’s degree in business administration from Harvard University in 1994.

Brian Chan Mr. Chan has served as a member of the board of directors of AGBA as an independent director since November 2022. Mr. Chan has over 23 years of experience handling litigations for civil claims, intellectual property rights protection and enforcement. Since September 2007 to present, Mr. Chan has been a Senior Partner at Chan, Tang & Kwok Solicitors, a member of the International Trademark Attorneys Association. From September 1995 to August 2007 he was an Associate at Baker & McKenzie, Associate at Stephenson Harwood & Lo, Partner at Stevenson, Wong & Co., Solicitors and Consultant at Benny Kong & Peter Tang. Additionally, Mr. Chan has acted as a Counsel to various Hong Kong and cross-border mergers and acquisitions and commercial matters since August 1999. Mr. Chan is also a frequent speaker on legal issues for intellectual property rights for the Hong Kong Productivity council. Mr. Chan graduated with a Bachelor of Laws Degree and passed the Solicitors’ Finals of the Law Society of England and Wales in 1993.

Thomas Ng Mr. Ng has served as a member of the board of directors of AGBA as an independent director since November 2022. Thomas Ng has 30 years of broad experience engaging in the fields of Education, Media, Retailing Marketing and Finance. He is a pioneer of IT in education and he was the author of “Digital English Lab,” one of the first series of digital books in Hong Kong. Since September 2018, he has been the Chief Executive Officer of e-chat, an IPFS block chain social media focused company. From March 2017 to April 2018, Mr. Ng was the Chief Financial Officer of Duofu Holdings Group Co. Limited. In February 2016, Mr. Ng founded Shang Finance Limited and was the Chief Executive Officer until February 2017. From March 2015 to November 2015, Mr. Ng was the Chief Financial Officer of World Unionpay Group Shares Limited. In August 2018, Mr. Ng was appointed to be the Co-founder and Executive Director of New Mingwah Blockchain Technologies Co. Ltd. From 2020 onwards, Mr. Ng become the CEO of Kingdom Fintech Ltd. Mr. Ng obtained the Master of Strategic Marketing in the University of Hull and become a member of Chartered Institute of Marketing. In 2000, he got the Certificate of Education majoring in English from the University of Hong Kong in 2000 and become the Senate member of Education in the same year.

Felix Yun Pun Wong Mr. Wong has served as a member of the board of directors of AGBA as an independent director since November 2022. Mr. Wong currently acts as the Chief Financial Officer of Inception Growth Acquisition Limited, a publicly listed special purpose acquisition corporation (NASDAQ: IGTA) and an independent non-executive director of Kianqiao Service Group Limited (HKEx Stock Code: 2205) and the chairman of its audit committee. He has acted in this capacity since April 9, 2021. He has years of executive experience with multiple leadership positions and a track record in helping private companies enter the public market. He has been the principal of Ascent Partners Advisory Service Limited, a finance advisory firm, since March 2020. From November 2017 to December 2020, Mr. Wong held the position of Chief Financial Officer at Tottenham Acquisition I Limited, a publicly listed special purpose acquisition corporation, which merged with Clene Nanomedicine Inc. (NASDAQ: CLNN) in December 2020. From August 2015 to September 2017, he served as Chief Financial Officer at Raytron Technologies Limited, a leading Chinese national high-tech enterprise. His main responsibilities in these rules have included overseeing the financial functions of the firms, assisting in establishing corporate ventures for investment, and working on deal origination of new businesses in the corporate groups. Prior to these efforts, he was Chief Financial Officer and Executive Director of Tsing Capital from January 2012 to July 2015, where he managed four funds with a total investment amount of US$600 million and focused on environmental and clean technology investments. Mr. Wong also served as senior director and chief financial officer of Spring Capital, a US$250 million fund, from October 2008 until June 2011. Additionally, Mr. Wong was the chief financial officer of Natixis Private Equity Asia from November 2006 till October 2008 and an associate director of JAFCO Asia from March 2002 to October 2006. Mr. Wong was a finance manager for Icon Medialab from July 2000 to December 2001, a senior finance manager of Nielsen from August 1998 to July 2000, Planning-Free Shopper from April 1992 to August 1998, and an auditor at PricewaterhouseCoopers from August 1989 until March 2000. Mr. Wong earned his Masters of Business degree in 2003 from Curtin University in Australia and a Professional Diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University in 1989.

Material Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee. We have posted copies of our Code of Business Conduct and Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.agba.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong SAR, Attn: Corporate Secretary.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Brian Chan, Thomas Ng and Felix Yun Pun Wong to be “independent.”

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Nevada law, and conducts its business through meetings of the Board of Directors and its standing committees. We have a standing audit committee, compensation committee and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Our Board of Directors has determined that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In making such determination, the Board of Directors considered the relationships that each director has with our Company and all other facts and circumstances that the Board of Directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee

Our audit committee is responsible for, among other things:

•        appointing, compensating, retaining, replacing, and overseeing the work of the independent registered public accounting firm engaged by the Company;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by the Company, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors regarding all relationships the auditors have with the Company in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships between the independent registered public accounting firm and the Company to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to SEC regulations prior to the Company entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and the Company’s legal advisors, as appropriate, of any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the financial statements or accounting policies of the Company and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC, or other regulatory authorities.

Our audit committee consists of Brian Chan, and Thomas Ng, and Felix Wong, with Felix Yun Pun Wong serving as chair. Each member of our audit committee meets the financial literacy requirements of the Nasdaq rules. In addition, our Board of Directors has determined that Felix Yun Pun Wong qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Remuneration Committee

Our remuneration committee is responsible for, among other things:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our executive officers, evaluating their performance in light of such goals and objectives and determining, and approving the remuneration of our executive officers based on such evaluation;

•        reviewing, evaluating, and recommending changes, if appropriate, to the remuneration of our non-employee directors;

•        administering the Company’s equity compensation plans and agreements with the Company executive officers and directors;

•        reviewing and approving policies and procedures relating to perquisites and expense accounts of the executive officers of the Company;

•        assisting management in complying with registration statement and annual report disclosure requirements;

•        if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

•        reviewing and approving the Company’s overall compensation philosophy.

Our Remuneration Committee consists of Brian Chan, Thomas Ng, and Felix Wong, with Brian Chan serving as chair. The board of directors has adopted a new written charter for the Remuneration Committee.

Nominating and Governance Committee

Our nominating and governance committee is responsible for, among other things:

•        considering qualified candidates for positions on the board of directors of the Company;

•        creating and maintaining an evaluation process to ensure that all directors to be nominated to the board of directors during the annual shareholders’ meeting are appropriately qualified in accordance with the company’s organizational documents and applicable law and regulations;

•        making recommendations to the board of directors regarding candidates to fill vacancies on the board;

•        making recommendations to the board, regarding the size and composition of the board; and

•        reviewing the membership of the various committees of the board of directors and making recommendations for future appointments.

AGBA’s Nomination Committee consists of Brian Chan, Thomas Ng, and Felix Wong, with Thomas Ng serving as chair. AGBA’s board of directors adopt has adopted a new written charter for the Nomination Committee, which is available on the Company’s website after adoption.

Board Diversity Matrix

Our nominating and corporate governance committee is committed to promoting diversity on our Board of Directors. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey are included in the matrix below.

	Board Diversity Matrix (As of November 20, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		4
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		1
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Code of Ethics and Code of Conduct

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website at www.agba.com.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary at AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong SAR. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Secretary will do one of the following:

•        forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

•        attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

•        not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by and paid to the named executive officers and directors for services rendered to us for the years ended December 31, 2022 and 2021.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Equity Awards ($)(2)	All Other Compensation ($)	Total ($)
NG Wing Fai	2022	1,316,076	—	988,000	—	2,304,076
Group Chief Executive Officer, Chairman and Executive Director	2021	1,282,052	—	—	—	1,282,052

SHU Pei Huang, Desmond	2022	338,477	—	382,000	—	720,477
Acting Group Chief Financial Officer	2021	318,605	164,769	—	—	483,374

WONG Suet Fai, Almond	2022	462,137	—	382,000	—	844,137
Group Chief Operating Officer	2021	440,569	—	—	320	440,889

Jeroen Nieuwkoop	2022	440,755	—	—	—	440,755
Group Chief Strategy Officer	2021	273,334	68,923	—	—	342,257

Richard Kong	2022	294,352	—	17,190	—	311,542
Deputy Group Chief Financial Officer and Company Secretary	2021	269,705	78,856	—	—	348,561

Brian Chan(3)	2022	5,897	—	—	—	5,897
Independent Director	2021	—	—	—	—	—

Thomas Ng(3)	2022	5,897	—	—	—	5,897
Independent Director	2021	—	—	—	—	—

Felix Yun Pun Wong(3)	2022	5,897	—	—	—	5,897
Independent Director	2021	—	—	—	—	—

____________

(1)      Represents all amounts earned as salary during the applicable fiscal year. For fiscal year 2022, the salary amounts have been converted to U.S. Dollars (USD) from Hong Kong Dollars (HKD) using the exchange rate of USD1 to HKD7.8 as of December 31, 2022.

(2)      These share awards were immediately vested on the date of grant, December 12, 2022 and December 29, 2022

(3)      Directors began receiving cash fees under our director compensation program following the Closing.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2022 and December 31, 2021 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Administrative Services Agreements

TAG Financial Holdings Service Agreements

On June 24, 2021, each of OnePlatform Wealth Management Limited (“OWM”), OnePlatform International Property Limited (“OIP”), OnePlatform Asset Management Limited (“OAM”), and Hong Kong Credit Corporation Limited (“HKCC”) entered into separate, but substantially similar, Service Agreements with TAG Financial Holdings Limited (“TAG Financial Holdings”), a member of the Legacy Group. As the members of the Legacy Group presently share office space in the AGBA Tower, TAG Financial Holdings, pursuant to these four agreements, agreed to provide certain premises and administrative services to each of OWM, OIP, OAM, and HKCC. With respect to premises services, TAG Financial Holdings agreed to pay for, among other things, building management fees, government rates and rent, office rent, and lease-related interest and depreciation for OWM, OIP, OAM, and HKCC, subject to reimbursement. With respect to administrative services, TAG Financial Holdings agreed to pay for, among other things, office consumables, cleaning fees, A/C, electricity, and water for OWM, OIP, OAM, and HKCC, subject to reimbursement. The service fees are charged in accordance with a standard formula included in each of the contracts, corresponding to their office space occupancy and employee headcount respectively.

Pursuant to these service agreements and their predecessor arrangements, AGBA, collectively, paid TAG Financial Holdings US$3,190,064 and US$2,463,553 for the years ended December 31, 2022 and 2021, respectively, for premises and administrative expenses.

The management of AGBA anticipates that these Service Agreements will continue after the Business Combination and until either party thereto provides one month written notice of termination, to ensure continued smooth operation on a stand-alone basis.

Human Resource Services

Pursuant to an Agreement for Supply Services, signed in March 2020, Perform Financial Planning Services Limited (“PFPSL”), a member of the Legacy Group, provides centralized human resource, administrative, and other related services to members of the Legacy Group, including members of AGBA — OAM, OIP, OWM, and HKCC. In particular, PFPSL is responsible for engaging and compensating independent contractors and/or employees to provide services to members of the Legacy Group pursuant to their respective service and/or employment contracts. PFPSL receives referral income on all insurance products supported by OWM on a 60 – 70% basis. The agreement also provides a standard mechanism for members of the Legacy Group to refer potential employees to other members of the Legacy Group. Any party thereto may terminate the agreement with three months’ notice. The management of AGBA anticipates that PFPSL will continue to provide such services to AGBA following the Business Combination.

Real Property

On January 25, 2022, AGBA purchased an office building located at Kaiseng Commercial Centre, No 4 & 6, Hankow Road, Kowloon, Hong Kong from the Legacy Group for a consideration of approximately US$8.0 million. The purchase price was offset by the deduction of a previously paid earnest deposit of US$7.2 million and partially settled by cash. The management of AGBA expects to use this office building for its own occupancy and to meet its anticipated business expansion in the foreseeable period. This transaction is not expected to affect the existing Trust Tower lease or current administrative service agreements.

CurrencyFair Stake Acquisition

On March 18, 2022, AGBA entered into a sale and purchase agreement with the Legacy Group to acquire 4,158,963 shares of CurrencyFair at the historical carrying amount of US$6.56 million. The transaction closed in April 2022, resulting in AGBA owning 8.37% equity interest of CurrencyFair.

OnePlatform Asset Management Limited

Fund Asset Management Service

JFA Capital is a closed-ended investment vehicle incorporated in the Cayman Islands and a member of the Legacy Group. Upon its incorporation JFA Capital engaged a third-party fund manager who, in turn, engaged OnePlatform Asset Management (“OAM”) as a sub-manager. On May 7, 2018, JFA Capital and OAM agreed for JFA Capital to terminate its existing management arrangement and appoint OAM as its sole manager. OAM is licensed by the Hong Kong Securities and Futures Commission under type 1 (Dealing in securities), type 4 (Advising on securities), and type 9 (asset management). OAM is also a “professional investor” as defined under the Securities and Futures Ordinance of Hong Kong.

OAM, accordingly, provides management of JFA Capital’s portfolio assets for a management fee and a performance fee, as dictated by the management agreement. For the years ended December 31, 2022 and 2021, JFA Capital paid OAM US$600,778 and US$877,425, respectively. The arrangement is non-exclusive, and OAM is permitted to invest in or advise other investment funds. OAM is also permitted to delegate its functions, powers, and duties to any person, subject to remaining liable for the actions of its delegate. The term of this management arrangement is indefinite, subject to 90 days’ notice by either party, and the management of AGBA anticipates that OAM will continue to provide fund management services to JFA Capital following the Business Combination.

In addition to JFA Capital, OAM also provides management services for other funds, including NSD Capital, a third-party Cayman-incorporated fund. For the years ended December 31, 2022 and 2021, NSD Capital paid OAM US$69,134 and US$69,650, respectively, for management services. The management of AGBA anticipate that OAM will continue to provide fund management services to NSD Capital following the Business Combination.

LC Healthcare Fund I, L.P. Stake Acquisition

In October 2022, AGBA entered into a sale and purchase agreement with the shareholder to acquire 4% equity interest in LC Healthcare Fund I, L.P. at the historical carrying amount of US$9.67 million.

Dividend Distribution

On January 18, 2022, TAG Asia Capital Holdings Limited (“TAC”) was approved to declare and distribute a special dividend of $47 million to TAG Holdings Limited, the shareholder who represented 1 ordinary share of TAC. The dividends were paid by offsetting the receivable due from the shareholder and the remaining balance was paid by cash. The special dividend distribution was made due to the investment income from the sale of all equity interest in Nutmeg Saving and Investment Limited in September 2021.

Indemnification

Effective immediately upon the consummation of the Business Combination, the Company will enter into customary indemnification arrangements with each of the newly elected directors and newly appointed executive officers of the Company. Pursuant to these indemnification agreements the Company will indemnify such directors and executive officers under the circumstances and to the extent provided for therein, from and against all losses, claims, etc., to the fullest extent permitted under BVI law and the Fifth Amended and Restated Memorandum and Articles of Association.

PROPOSAL 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As recommended by the audit committee, our Board of Directors has appointed WWC, P.C. (“WWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and our Board has directed that management submit the appointment of WWC as the Company’s independent registered public accounting firm for ratification by the shareholders at the 2023 Annual Meeting.

Shareholder ratification of the appointment of WWC as the Company’s independent registered public accounting firm is not required by law. However, our Board is submitting the appointment of WWC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accountant’s Fee

The following table sets forth fees billed by our auditors during the last two fiscal years for services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, services by our auditors that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered.

The following table shows the aggregate fees from our current principal accounting firm, WWC, P.C. and the former principal accounting firm, Friedman LLP for the fiscal years as shown.

(US Dollars) Category	Years Ended December 31,
	2022	2021*
WWC, P.C.:
Audit Fees	$550,000	$—
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	$40,000	—
	$590,000	$—

Marcum LLP (Formerly Friedman LLP):
Audit Fees	$—	$500,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	$337,250	$80,000
	$337,250	$580,000

Recommendation of our Board

Our Board recommends a vote “FOR” the ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 3: APPROVAL OF THE AUTHORIZED SHARE INCREASE

Introduction

Our Fifth Amended and Restated Memorandum and Articles of Association (the “M&AA”), currently authorizes the issuance of up to 200,000,000 ordinary shares. Our Board has approved an amendment to increase the number of authorized ordinary shares from 200,000,000 shares to 1,000,000,000 shares by filing an amendment to the M&AA.

If the shareholders approve this proposal, our Board of Directors will instruct the registered office to file the notice to amend the Fifth Amended and Restated Memorandum of Association with the British Virgin Islands Registrar of Corporate Affairs (“Registrar”) at any time after the approval of the Authorized Share Increase. The resolutions put to the shareholders to consider and to vote upon at the 2023 Annual Meeting in relation to increasing the authorized number of shares of the Company and amending the Company’s Fifth Amended and Restated Memorandum of Association are:

“IT IS HEREBY RESOLVED, as a special resolution, that:

(A)    Clause 6.2 of the memorandum of association of the Company be deleted in its entirety and replaced with the following:

“6.2 The Company is authorized to issue a maximum of 1,000,000,000 Shares of a single class each with a par value of US$0.001.”

Reasons for the Increase in Authorized Ordinary Shares Amendment

Our Board determined that the Authorized Share Increase is in the best interests of the Company and unanimously recommends approval by shareholders. The Board believes that the availability of additional authorized ordinary shares is required for several reasons including, but not limited to, the additional flexibility to issue ordinary shares for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends). In addition, certain of our securities are exercisable for ordinary shares. Therefore, we must maintain a sufficient number of authorized, but unissued ordinary shares adequate to issue ordinary shares upon the exercise of such securities.

As of the Record Date, there were 67,561,998 ordinary shares issued out of the 200,000,000 ordinary shares that we are authorized to issue. In addition, as of the Record Date, an aggregate of approximately 8,741,797 ordinary shares have been reserved for future issuance, including: (i) an aggregate of 6,329,297 shares reserved for issuance under our AGBA Group Holding Limited Share Award Scheme; and (ii) 2,412,500 ordinary shares reserved for issuance upon the exercise of outstanding warrants. Thus, we have approximately 23,696,205 ordinary shares available for future issuance at this time. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.

Effects of the Increase in Authorized Ordinary Shares

Following the filing and registration of the Authorized Share Increase amendment with the Registrar in the British Virgin Islands, we will have the authority to issue up to 1,000,000,000 ordinary shares. These shares may be issued without shareholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of our Company.

In addition, the Authorized Share Increase amendment could have a number of effects on our Company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional ordinary shares or other securities convertible or exercisable into our ordinary shares in the future, it could dilute the voting rights of existing shareholders and could also dilute earnings per share and book value per share of existing shareholders. The increase in authorized number of ordinary shares could also discourage or hinder efforts by other parties to obtain control of our Company, thereby having an anti-takeover effect. The increase in authorized number of ordinary shares is not being proposed in response to any known threat to acquire control of our Company.

The Authorized Share Increase amendment will not change the number of ordinary shares issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our ordinary shares.

Procedure for Implementing the Amendment

The Authorized Share Increase amendment will become effective upon its filing with, and registration by, the Registrar in British Virgin Islands. The exact timing of the filing of the Authorized Share Increase amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders.

Required Vote of Shareholders

The affirmative vote of the holders of a seventy five percent majority of the votes cast by Shareholders entitled to vote at the 2023 Annual Meeting is required to approve this proposal.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the Authorized Share Increase at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. The percentage ownership information is based on 67,561,998 ordinary shares outstanding as of the Record Date. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Named Executive Officers of AGBA
Robert E. Diamond, Jr.	—	—
Ng Wing Fai	400,000	*
Shu Pei Huang, Desmond	200,000	*
Jeroen Nieuwkoop	—
Richard Kong	9,600	*
Wong Suet Fai, Almond	200,000	*
Brian Chan	18,000	*
Thomas Ng	18,000	*
Felix Wong	—	—
All Directors and Named Executive Officers of the Company as a group (9 individuals)	845,600	1.25%

____________

*        Less than 1%.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2022, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2022.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before June 30, 2024. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than June 30, 2024. If a shareholder who wishes to present a proposal fails to notify us by June 30, 2024, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple shareholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered shareholders and beneficial owners of shares held in street name.

Registered Shareholders

If you are a registered shareholder and have consented to householding, then we will deliver or mail one Notice or set of our proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at +852 3601 8363 or by mail at 68 Johnston Road, Wan Chai, Hong Kong SAR. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement, or Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

If you are a registered shareholder who has not consented to householding, then we will continue to deliver or mail Notices or copies of our proxy materials, as applicable, to each registered shareholder residing at the same address. You may elect to participate in householding and receive only one Notice or set of proxy materials, as applicable, for all registered shareholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Shareholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ending December 31, 2022 (“2022 Annual Report”) which includes our audited financial statements. We have filed the 2022 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov. In addition, upon written request to the Company’s Corporate Secretary at AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong SAR, we will mail a paper copy of our 2022 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

By Order of the Board of Directors.
/s/ Robert E. Diamond, Jr.
Robert E. Diamond, Jr.
Chairman of the Board

December 1, 2023

PRELIMINARY PROXY CARD
AGBA GROUP HOLDING LIMITED

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 28, 2023: The Proxy Statement and Annual Report to Shareholders are available on December 1, 2023.

The undersigned hereby appoints Ng Wing Fai and Shu Pei Huang, Desmond, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of AGBA Group Holding Limited, to be held on December 28, 2023 at 10 a.m. local time at 1/F, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated December 1, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      THE ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

1.a. Robert E. Diamond, Jr.

1.b. Ng Wing Fai

1.c. Brian Chan

1.d. Felix Yun Pun Wong

1.e. Thomas Ng

2.      RATIFICATION OF THE APPOINTMENT OF WWC, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

For ☐	Against ☐	Abstain ☐

3.      APPROVAL OF AN INCREASE TO THE NUMBER OF AUTHORIZED ORDINARY SHARES OF THE COMPANY FROM 200,000,000 TO 1,000,000,000 ORDINARY SHARES BY ADOPTING AN AMENDMENT TO THE FIFTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes            No

Number of attendees: ____________

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.